EX-99.19A

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	January 2023

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on January 31, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0214	20%	0.0427	20%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0347	33%	0.0694	33%
Return of Capital	0.0489	47%	0.0979	47%
Total (per common share)	0.1050	100%	0.2100	100%

Average annual total return (in relation to NAV) for the 5 years ending on 12/31/2022				0.68%
Annualized current distribution rate expressed as a percentage of NAV as of 12/31/2022				8.28%

Cumulative total return (in relation to NAV) for the fiscal year through 12/31/2022				-3.25%
Cumulative fiscal year distributions as a percentage of NAV as of 12/31/2022				1.38%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	February 2023

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on February 28, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0219	21%	0.0656	21%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0347	33%	0.1041	33%
Return of Capital	0.0484	46%	0.1453	46%
Total (per common share)	0.1050	100%	0.3150	100%

Average annual total return (in relation to NAV) for the 5 years ending on 1/31/2023				1.17%
Annualized current distribution rate expressed as a percentage of NAV as of 1/31/2023				7.92%

Cumulative total return (in relation to NAV) for the fiscal year through 1/31/2023				1.92%
Cumulative fiscal year distributions as a percentage of NAV as of 1/31/2023				1.98%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	March 2023

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on March 31, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0218	21%	0.0857	20%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0276	26%	0.0490	12%
Return of Capital	0.0556	53%	0.2853	68%
Total (per common share)	0.1050	100%	0.4200	100%

Average annual total return (in relation to NAV) for the 5 years ending on 2/28/23				2.11%
Annualized current distribution rate expressed as a percentage of NAV as of 2/28/23				8.19%

Cumulative total return (in relation to NAV) for the fiscal year through 2/28/23				-0.63%
Cumulative fiscal year distributions as a percentage of NAV as of 2/28/23				2.73%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	April 2023

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on April 28, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0357	34%	0.1347	26%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0324	31%	0.1689	32%
Return of Capital	0.0369	35%	0.2214	42%
Total (per common share)	0.1050	100%	0.5250	100%

Average annual total return (in relation to NAV) for the 5 years ending on 3/31/2023				2.98%
Annualized current distribution rate expressed as a percentage of NAV as of 3/31/2023				8.26%

Cumulative total return (in relation to NAV) for the fiscal year through 3/31/2023				-0.60%
Cumulative fiscal year distributions as a percentage of NAV as of 3/31/2023				3.44%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	May 2023

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on May 31, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0250	24%	0.1390	22%
Net Realized Short-Term Capital Gains	0.0001	0%	0.0004	0%
Net Realized Long-Term Capital Gains	0.0319	30%	0.1997	32%
Return of Capital	0.0480	46%	0.2909	46%
Total (per common share)	0.1050	100%	0.6300	100%

Average annual total return (in relation to NAV) for the 5 years ending on 4/30/2023				2.45%
Annualized current distribution rate expressed as a percentage of NAV as of 4/30/2023				8.16%

Cumulative total return (in relation to NAV) for the fiscal year through 4/30/2023				1.46%
Cumulative fiscal year distributions as a percentage of NAV as of 4/30/2023				4.08%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	June 2023

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on June 30, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0246	23%	0.1795	24%
Net Realized Short-Term Capital Gains	0.0002	0%	0.0018	0%
Net Realized Long-Term Capital Gains	0.0009	1%	0.2006	27%
Return of Capital	0.0793	76%	0.3531	49%
Total (per common share)	0.1050	100%	0.7350	100%

Average annual total return (in relation to NAV) for the 5 years ending on 5/31/2023				1.25%
Annualized current distribution rate expressed as a percentage of NAV as of 5/31/2023				8.42%

Cumulative total return (in relation to NAV) for the fiscal year through 5/31/2023				-0.89%
Cumulative fiscal year distributions as a percentage of NAV as of 5/31/2023				4.91%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com